Short-term debt (10-K)	12 Months Ended
Dec. 31, 2011
Short-term debt [Abstract]
Short-term debt
10. Short-term debt

Unsecured Promissory Notes

On October 10, 2011, the Company issued to SAGA a promissory note in the principal amount of $1,712 due October 10, 2012 bearing interest of 8% per annum ("Promissory Note") as part of a settlement agreement entered by the Company and SAGA on April 6, 2011 ("Settlement Agreement") for a litigation case that was filed by SAGA against the Company on an alleged loan and for alleged breach of contract in connection with the formation of a joint venture (see Note 12).

The Settlement Agreement included a payment to SAGA of $2,800 in the form of 4,496,429 restricted shares ("Shares") of the Company's common stock.  An additional provision of the Settlement Agreement was the obligation of the Company to issue a promissory note to compensate for a decrease in the market price of the Company's common stock over a six month period from the Settlement Agreement.  As such, the Company issued the Promissory Note to SAGA to account for the decrease in the market price of the Company's common stock.

All of the principal and accrued interest is due on the Maturity Date and is included in short-term debt on the Company's consolidated balance sheet at December 31, 2011.  Interest expense related to the Promissory Note for the year ended December 31, 2011 was $30.